Exhibit 99.3

IBM 2Q 2021 Earnings July 19, 2021 ibm.com/investor

Forward Looking Statements and Non-GAAP Information

Certain comments made in this presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company's current assumptions regarding future business and financial performance. Those statements by their nature address matters that are uncertain to different degrees. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM website, or from IBM Investor Relations. Any forward-looking statement made during this presentation speaks only as of the date on which it is made. The company assumes no obligation to update or revise any forward-looking statements except as required by law; these charts and the associated remarks and comments are integrally related and are intended to be presented and understood together.

In an effort to provide additional and useful information regarding the company's financial results and other financial information as determined by generally accepted accounting principles (GAAP), the company also discusses, in its earnings press release and earnings presentation materials, certain non-GAAP information including year to year change in revenue for Red Hat normalized for historical comparability, revenue adjusting for divested businesses and currency, operating earnings, other "operating" financial measures, including free cash flow, adjusted free cash flow, net cash from operating activities excluding Global Financing receivables, and adjustments for currency. The rationale for management's use of this non-GAAP information is included as Exhibit 99.2 to the company's Form 8-K submitted to the SEC on July 19, 2021. The reconciliation of non-GAAP information to GAAP is included on the slides entitled "Non-GAAP Supplemental Materials" in this presentation, as well as in Exhibit 99.1 to the company's Form 8-K submitted to the SEC on July 19, 2021. For other related information please visit the Company's investor relations website at:

https://www.ibm.com/investor/events/earnings-2q21

2

Arvind Krishna Chairman and Chief Executive Officer James Kavanaugh SVP, Finance & Operations, Chief Financial Officer 3

performance in Global Business Services and clients infuse our AI-based technology offerings CEO Perspective “In the second quarter client adoption of our hybrid cloud platform contributed to strong 2Q21 Performance software and drove improved overall revenue growth. At the same time, we continued to help Hybrid Cloud and AI Progress into their core business workflows. We are pleased with our progress, and we Clients, Ecosystems and Innovation remain on track to deliver full-year revenue growth and meet our cash flow objective.” - Arvind Krishna, IBM Chairman and CEO 4

Hybrid Cloud & AI Progress

Our Platform Approach


SERVICES
IBM Global Business Services
System Integrator Partners
SOFTWARE
IBM Software
Cloud Paks
Software and SaaS Partners
HYBRID CLOUD PLATFORM
Dev Sec Ops
Red Hat
Hybrid Cloud Platform
INFRASTRUCTURE
IBM Systems
IBM Public Cloud
Public Clouds
AWS | Azure | Others
Enterprise Infrastructure

- **Accelerating client adoption of hybrid cloud & AI**
- **Leveraging go-to-market changes and expanding partner ecosystem**
- **Delivering innovation and enhancing portfolio**
- **Executing actions to drive change**

5

Financial Highlights

2Q21

$18.7B	$11.0B
Revenue	Free Cash Flow, Adjusted (LTM)

"We expanded operating margins and grew profit dollars in the quarter, providing a key contribution to our cash performance.

In the first half of the year we increased adjusted free cash flow, invested in strategic acquisitions to strengthen our hybrid cloud and AI capabilities, continued to deleverage and, consistent with our commitment, again increased our dividend."

– James Kavanaugh, IBM SVP & CFO

Cloud growth @CC excludes impact of divested businesses; Gross margin expansion is operating; Adjusted FCF excludes cash impacts related to structural actions initiated in 4Q20 and separation related costs; Cash includes marketable securities

Continued progress in revenue growth

Services & Software
growth rates improved

13%
Cloud revenue growth (LTM)

Solid business model fundamentals

30 bps
Gross margin expansion

$3.8B
Adjusted FCF (YTD)

Strong balance sheet & liquidity

$8B
Cash balance

$6B
Debt reduction (YTD)

6

Cloud & Data Platforms growth led by yr/yr +2% yr/yr Segment Elements +8% yr/yr Strong renewal rates for subscription Processing (11%) yr/yr Cloud & Cognitive Software Revenue C&CS Cloud Revenue Growth $6.1B +25% Red Hat and Cloud Pak strength Cognitive Applications growth driven by Security and supply chain Transaction Processing Platforms Cognitive impacted by preference for opex Applications over capex Cloud & Data Platforms +8% yr/yr Transaction and support Platforms 2Q21 Results; Revenue growth rates @CC 7

Revenue returns to pre-pandemic yr/yr +7% yr/yr Segment Elements +11% yr/yr driven by ecosystem and cloud Gross margin (-60 bps yr/yr) Process Global Business ServicesRevenueGBS Cloud Revenue Growth $4.3B +30% levels Continued momentum in Red Hat engagements Consulting double-digit growth Consulting offerings Application Management +1% yr/yr Global reflects increased investment Services +25% yr/yr 2Q21 Results; Revenue growth rates @CC8

IBM Z, Storage and Power Segment Elements secure, scalable, reliable Operating Systems RevenueIBM Z Program Revenue $1.7B >100% impacted by product cycle (10%) yr/yr z15 vs. z14 dynamics Strong z15 program performance: Gross margin up in IBM Z and Power; segment yr/yr margin Systems Hardware reflects mix (10%) yr/yr Systems Software (12%) yr/yr 2Q21 Results; Revenue growth rates @CC9

Margin expansion reflects actions to yr/yr (4%) yr/yr Segment Elements activity Kyndryl separation remains on track (4%) yr/yr Technology Global Technology ServicesRevenueGross Margin Expansion $6.3B +110 bps improve profit profile Improved trends in client-based business volumes and project Strong and improving renewal rate Infrastructure & Cloud Services to be completed by the end of 2021 Support Services (4%) yr/yr 2Q21 Results; Revenue growth rates @CC10

Summary Focus on hybrid cloud and AI strategy Continued progress in revenue trajectory; solid business model fundamentals Executing actions to accelerate change Maintaining expectations for full-year 2021 –Revenue growth based on mid-July spot rates –Adjusted free cash flow* of $11-12 billion *Adjusted FCF excludes cash impacts of ~$3B in 2021 from structural actions initiated in 4Q20 and transaction costs associated with the separation of Kyndryl 11 Accelerating IBM’s Performance

ibm.com/investor

Supplemental Materials ● Revenue and P&L Highlights ● Cash Flow and Balance Sheet Highlights ● Currency – Impact on Revenue Growth ● Services Segments Details ● Software and Systems Segment Details ● Expense Summary ● Balance Sheet Summary ● Cash Flow Summary ● Cash Flow (ASC 230) ● Non-GAAP Supplemental Materials Some columns and rows in these materials, including the supplemental exhibits, may not add due to rounding Supplemental Materials 13

Revenue and P&L Highlights B/(W)B/(W) Revenue Highlights 2Q21 Yr/Yr* Operating P&L Highlights $ 2Q21 Yr/Yr Revenue$18.7 FlatGross Profit $9.2 4% Cloud $7.0 9% Expense $6.7 (2%) Cloud (LTM)$27.0 13% Pre-Tax Income $2.5 9% Net Income $2.1 8% B/(W) Earnings Per Share $2.33 7% Geography Revenue 2Q21 Yr/Yr* B/(W) Americas $8.8 3% Operating P&L Highlights % 2Q21 Yr/Yr Europe/ME/Africa$6.0 (3%) Gross Profit Margin49.3% 0.3 pts Asia Pacific $3.9 (4%) Expense E/R35.8% 0.5 pts Pre-Tax Income Margin13.5% 0.7 pts Net Income Margin11.2% 0.5 pts Tax Rate17.0% (1.1 pts) Revenue growth rates @CC, $ in billions *Yr/Yr excludes impact of divested businesses Supplemental Materials 14

Cash Flow and Balance Sheet Highlights $ in billions *Non-GAAP financial measures; excludes financing receivables **Non-GAAP financial measures; excludes cash impacts incurred in the period related to structural actions initiated in 4Q20 and separation related costs Supplemental Materials 15 Cash Flow 2Q21 Yr/Yr LTM Balance SheetJun 21 Dec 20 Jun 20 Net Cash from Operations* $1.7 ($1.3) Adjusted Free Cash Flow** $1.6 ($0.7) Selected Uses of Cash Net Capital Expenditures $0.7 Acquisitions $1.7 Dividends $1.5 $12.5 $11.0 $2.8 $3.2 $5.8 Cash & Marketable Securities $8.2 $14.3 $14.3 Total Debt $55.2 $61.5 $64.7 Selected Debt Measures Global Financing Debt $17.5 $21.2 $21.9 Core (non-GF) Debt $37.7 $40.4 $42.8

Currency – Impact on Revenue Growth Revenue Impact, Future @ 7/16/21 Spot4 pts 0-1 pts ~(1 pts) 1-2 pts Prior View @ 4/16/21 Spot~3 pts ~1 pts (1)-0 pts 1-2 pts US$B Yr/Yr Revenue As Reported $18.7 3% Currency Impact $0.7 4 pts Revenue @CC (1%) Supplemental Materials 16 Quarterly Averages per US $ 1Q21 Yr/Yr2Q21 Yr/Yr 7/16/2021 Spot 3Q21 4Q21 FY21 Euro 0.83 9% 0.83 9% Pound 0.73 7% 0.72 11% Yen 106 3% 109 (2%) 0.85 0.73 110 1% (1%) 4% 6% 4% 7% (4%) (5%) (2%)

Services Segments Details B/(W) B/(W) GBS Segment 2Q21 Yr/YrGTS Segment2Q21 Yr/Yr Revenue (External) $4.3 7% Revenue (External) $6.3 (4%) Consulting $2.2 11% Infrastructure & Cloud Services$4.8 (4%) Application Management$1.8 1% Technology Support Services$1.5 (4%) Global Process Services$0.3 25% Gross Profit Margin (External) 35.3% 1.1 pts Gross Profit Margin (External) 27.9% (0.6 pts) Pre-Tax Income$0.4 52% Pre-Tax Income $0.4 3% Pre-Tax Income Margin 5.7% 1.9 pts Pre-Tax Income Margin8.4% (0.7 pts) Cloud Revenue (External) $2.4 (5%) Cloud Revenue (External) $1.9 30% B/(W) Services Signings & Backlog 2Q21 Yr/Yr Signings $9.2 8% Backlog$103.7 (6%) Backlog Yr/Yr @Actual(3%) Revenue & Signings growth rates @CC, $ in billions, Services Backlog calculated using June 30 currency spot rates, Signings & Backlog includes Security Services Supplemental Materials 17

Software and Systems Segment Details B/(W) B/(W) Cloud & Cognitive Software Segment 2Q21 Yr/Yr Systems Segment2Q21 Yr/Yr Revenue (External) $6.1 2% Revenue (External) $1.7 (10%) Cloud & Data Platforms $3.1 8% Systems Hardware $1.4 (10%) Cognitive Applications $1.4 8% IBM Z(13%) Transaction Processing Platforms $1.6 (11%) Power (5%) Pre-Tax Income$1.7 1% Storage(10%) Pre-Tax Income Margin25.2% (1.1 pts) Operating Systems Software $0.3 (12%) Cloud Revenue (External) $2.1 25% Gross Profit Margin (External) 55.1% (2.7 pts) Systems Hardware 49.1% (2.8 pts) Operating Systems Software 80.2% (1.8 pts) Pre-Tax Income $0.2 (29%) Pre-Tax Income Margin 9.0% (2.8 pts) Cloud Revenue (External)$0.7(19%) Revenue growth rates @CC, $ in billions Supplemental Materials 18

Expense Summary $ in billions *includes acquisitions in the last twelve months net of non-operating acquisition-related charges and includes impact of divested businesses **represents the percentage change after excluding the impact of currency, acquisitions and divestitures Supplemental Materials 19 B/(W) Expense2Q21 Yr/Yr Acq/ CurrencyDivest*Base** SG&A – Operating $4.9 1% RD&E $1.7 (5%) IP and Custom Development Income ($0.1) (33%) Other (Income)/Expense - Operating ($0.0) (86%) Interest Expense $0.3 13% Operating Expense & Other Income $6.7 (2%) (3 pts) 0 pts 4 pts (2 pts) 0 pts (2 pts) (4 pts)(1 pts)3 pts

Balance Sheet Summary Jun 21 Dec 20 Jun 20 Cash & Marketable Securities $8.2 $14.3 $14.3 Core (non-GF) Assets* $119.1 $118.5 $115.2 Global Financing Assets$19.5 $23.2 $24.7 Total Assets$146.8 $156.0 $154.2 Other Liabilities $69.6 $73.7 $68.8 Core (non-GF) Debt* $37.7 $40.4 $42.8 Global Financing Debt $17.5 $21.2 $21.9 Total Debt $55.2 $61.5 $64.7 Total Liabilities $124.7 $135.2 $133.5 Equity $22.1 $20.7 $20.7 $ in billions *includes eliminations of inter-company activity Supplemental Materials 20

Cash Flow Summary B/(W)YTDB/(W) 2Q21 Yr/Yr2Q21 Yr/Yr Net Cash from Operations$2.6 ($1.0) $7.5 ($0.5) Less: Global Financing Receivables$0.9 $0.3 $3.8$0.8 Net Cash from Operations (excluding GF Receivables)$1.7 ($1.3) $3.8 ($1.3) Net Capital Expenditures ($0.7) $0.0 ($1.2)$0.2 Free Cash Flow (excluding GF Receivables)$1.0 ($1.3) $2.6 ($1.1) Structural actions initiated in 4Q20 & separation charges* $0.6 $0.6 $1.2$1.2 Adjusted Free Cash Flow $1.6 ($0.7) $3.8 $0.1 Free Cash Flow (excluding GF Receivables) $1.0 ($1.3) $2.6 ($1.1) Acquisitions ($1.7) ($1.7) ($2.9) ($2.8) Divestitures ($0.0) ($0.7) ($0.0) ($0.8) Dividends ($1.5) ($0.0) ($2.9) ($0.0) Non-GF Debt ($0.6) ($1.0) ($2.3) ($6.3) Other (includes GF Net A/R & GF Debt) ($0.3) ($0.5) ($0.5) ($0.3) Change in Cash & Marketable Securities($3.1) ($5.3) ($6.1) ($11.4) $ in billions *includes cash impacts incurred in the period related to structural actions initiated in 4Q20 and separation related costs Supplemental Materials 21

Cash Flow (ASC 230) QTDQTDYTDYTD 2Q21 2Q20 2Q21 2Q20 Net Income from Operations$1.3 $1.4 $2.3 $2.5 Depreciation / Amortization of Intangibles$1.7 $1.7 $3.4 $3.3 Stock-based Compensation$0.2 $0.2 $0.5 $0.4 Working Capital / Other ($1.5) ($0.3) ($2.3) ($1.2) Global Financing A/R$0.9 $0.6 $3.8 $3.0 Net Cash provided by Operating Activities$2.6 $3.6 $7.5 $8.1 Capital Expenditures, net of payments & proceeds ($0.7) ($0.7) ($1.2) ($1.4) Divestitures, net of cash transferred ($0.0) $0.7 ($0.0) $0.8 Acquisitions, net of cash acquired ($1.7) ($0.0) ($2.9) ($0.0) Marketable Securities / Other Investments, net ($0.2) ($1.3) ($0.6) ($1.4) Net Cash provided by/(used in) Investing Activities($2.7) ($1.2) ($4.7) ($2.1) Debt, net of payments & proceeds ($1.5) ($0.0) ($5.8) $1.3 Dividends ($1.5) ($1.5) ($2.9) ($2.9) Common Stock Repurchases-- - - Common Stock Transactions - Other ($0.2) ($0.1) ($0.2) ($0.2) Net Cash provided by/(used in) Financing Activities($3.1) ($1.6) ($8.9) ($1.7) Effect of Exchange Rate changes on Cash$0.1 $0.1 ($0.1) ($0.3) Net Change in Cash, Cash Equivalents & Restricted Cash($3.1) $0.8 ($6.1) $3.9 $ in billions Supplemental Materials 22

Non-GAAP Supplemental Materials Reconciliation of Revenue Performance - 2Q 2021 2Q21 Yr/Yr2Q21 Yr/Yr GAAP @CC GAAP @CC Cloud & Cognitive Software 6% 2% Global Technology Services Flat (4%) Cloud & Data Platforms 12% 8% Infrastructure & Cloud Services Flat (4%) Cognitive Applications 12% 8% Technology Support Services Flat (4%) Transaction Processing Platforms (7%) (11%) Cloud(1%) (5%) Cloud 29% 25% Systems(7%) (10%) Global Business Services 12% 7% Systems Hardware (7%) (10%) Consulting 16% 11% IBM Z(11%) (13%) Application Management 5% 1% Power(2%) (5%) Global Process Services 28% 25% Storage(7%) (10%) Cloud 35% 30% Operating Systems Software (9%) (12%) Cloud(16%) (19%) The above reconciles the Non-GAAP financial information contained in the “Cloud & Cognitive Software”, “Global Business Services”, “Global Technology Services”, “Systems”, “Services Segments Details”, “Software and Systems Segment Details”, and “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated July 19, 2021, for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 23

Non-GAAP Supplemental Materials Reconciliation of Revenue Performance - 2Q 2021 2Q21 Yr/Yr GAAPDivest impact Currency impact Adjusted Total Revenue3% 0 pts (4 pts) (0%) Americas 4% 0 pts (1 pts) 3% Europe/ME/Africa 6% 0 pts (9 pts) (3%) Asia Pacific (2%) 0 pts (2 pts) (4%) Total Cloud13% 0 pts (4 pts) 9% The above reconciles the Non-GAAP financial information contained in the “Financial Highlights”, “Revenue and P&L Highlights”, and “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated July 19, 2021, for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 24

Non-GAAP Supplemental Materials Reconciliation of Revenue for Red Hat, Normalized - 2Q 2021 2Q21 Yr/Yr Revenue, Normalized for Historical ComparabilityRed Hat Revenue GAAP growth rate*36% Impact from purchase accounting deferred revenue and intercompany adjustments ** (16 pts) Revenue growth rate, normalized for historical comparability (non-GAAP)20% Impact from currency (3 pts) Revenue growth rate, normalized for historical comparability and adjusting for currency (non-GAAP)17% *Represents change in GAAP revenue as reported by IBM. Red Hat is included in the Cloud & Cognitive Software segment. **Represents change in the second-quarter 2021 impact of the deferred revenue purchase accounting adjustment and adjustments to add back revenue which was eliminated for sales between Red Hat and IBM. This line represents revenue that would have been recognized by Red Hat under GAAP if the acquisition had not occurred but was not recognized by IBM due to purchase accounting and intercompany adjustments. The above reconciles the Non-GAAP financial information contained in the “Prepared Remarks” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated July 19, 2021, for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 25

Non-GAAP Supplemental Materials Reconciliation of Expense Summary - 2Q 2021 2Q21 Non-GAAPOperating GAAPAdjustments(Non-GAAP) SG&A Currency(3 pts) 0 pts (3 pts) Acquisitions/Divestitures0 pts 0 pts 0 pts Base*2 pts 3 pts 4 pts RD&E Currency(2 pts) 0 pts (2 pts) Acquisitions/Divestitures0 pts 0 pts 0 pts Base*(2 pts) 0 pts (2 pts) Operating Expense & Other Income Currency (4 pts) 0 pts (4 pts) Acquisitions/Divestitures (1 pts) 0 pts (1 pts) Base* 0 pts 3 pts 3 pts The above reconciles the Non-GAAP financial information contained in the “Expense Summary” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated July 19, 2021, for additional information on the use of these Non-GAAP financial measures. *Represents the percentage change after excluding the impact of currency, acquisitions and divestitures. Supplemental Materials 26

Non-GAAP Supplemental Materials Reconciliation of Continuing Operations - 2Q 2021 2Q21 Acquisition-Retirement-Separation-Related Related Tax ReformRelated GAAPAdjustmentsAdjustmentsImpactsChargesAdjusted Gross Profit $9,004 $180 ——$58 $9,242 Gross Profit Margin48.0% 1.0 pts ——0.3 pts 49.3% SG&A 5,334 (298) ——(116) 4,919 RD&E1,657 ———(0) 1,656 Other (Income) & Expense315 (1) (328) ——(14) Total Expense7,451 (299) (328) —(117) 6,708 Pre-tax Income 1,552 479 328 —175 2,534 Pre-tax Income Margin 8.3% 2.6 pts 1.7 pts — 0.9 pts 13.5% Tax Rate 14.7% 1.4 pts 0.7 pts (0.5 pts) 0.7 pts 17.0% Net Income 1,325 373 261 14 131 2,103 Net Income Margin 7.1% 2.0 pts 1.4 pts 0.1 pts 0.7 pts 11.2% Earnings Per Share$1.47 $0.41 $0.29 $0.01 $0.15 $2.33 $ in millions (except EPS which is in whole dollars) The above reconciles the Non-GAAP financial information contained in the “Financial Highlights”, “Revenue and P&L Highlights”, “Expense Summary” and “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated July 19, 2021, for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 27

Non-GAAP Supplemental Materials Reconciliation of Free Cash Flow – YTD and Last 12 Months 12 Months YTDEnded Jun 2021 Jun 2021 Net Cash from Operating Activities per GAAP:$7.5 $17.7 Less: change in Global Financing (GF) Receivables$3.8 $5.1 Net Cash from Operating Activities (Excluding GF Receivables)$3.8 $12.5 Capital Expenditures, Net ($1.2) ($2.8) Free Cash Flow (Excluding GF Receivables)$2.6 $9.7 Structural actions initiated in 4Q20 & separation charges* $1.2 $1.3 Adjusted Free Cash Flow $3.8 $11.0 $ in billions *includes cash impacts incurred in the period related to structural actions initiated in 4Q20 and separation related costs The above reconciles the Non-GAAP financial information contained in the “Financial Highlights”, “Cash Flow and Balance Sheet Highlights”, “Cash Flow Summary” and “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8 -K dated July 19, 2021, for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 28

ibm.com/investor